PROSPECTUS
FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
Kansas City Life Insurance Company

Home Office:	Correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes a flexible premium survivorship variable universal life insurance contract (“Contract") offered by Kansas City Life Insurance Company (“Kansas City Life”). We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract. The Contract also provides you the opportunity to allocate net Premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Funds") as follows:

MFS(R)Variable Insurance TrustSM                                         American Century Variable Portfolios
   MFS Emerging Growth Series                                              American Century VP Capital Appreciation
   MFS Research Series                                                     American Century VP Income & Growth
   MFS Total Return Series                                                 American Century VP International
   MFS Utilities Series                                                    American Century VP Value
   MFS Strategic Income Series                                             American Century VP Ultra
   MFS Bond Series                                                         American Century VP Inflation Protection Fund
                                                                           (Class II)
Federated Insurance Series                                              Dreyfus Variable Investment Fund
   Federated American Leaders Fund II                                      Appreciation Portfolio
   Federated High Income Bond Fund II                                      Developing Leaders Portfolio
   Federated Prime Money Fund II                                        Dreyfus Stock Index Fund
   Federated International Small Company Fund II                        The Dreyfus Socially Responsible Growth Fund, Inc.
J.P. Morgan Series Trust II                                             Calamos Advisors Trust
   JPMorgan U.S. Large Cap Core Equity Portfolio                              Calamos Growth and Income Portfolio
   JPMorgan Small Company Portfolio
   JPMorgan Mid-Cap Value Portfolio                                     A.I.M Variable Insurance Funds
Franklin Templeton Variable Insurance Products Trust                       AIM V.I. Dent Demographic Trends Fund
   Templeton Foreign Securities Fund (Class 2)                             AIM V.I. New Technology Fund
                                                                           AIM V.I. Premier Equity Fund
   Franklin Small Cap Fund (Class 2)                                    Seligman Portfolios, Inc.
   Franklin Real Estate Fund (Class 2)                                     Seligman Capital Portfolio (Class 2)
   Templeton Developing Markets Securities Fund (Class 2)                  Seligman  Communications  and Information  Portfolio
                                                                           (Class 2)
                                                                           Seligman Small-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these portfolios. The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of net Premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three Coverage Options available under the Contract:

  Option A: a level Death Benefit;
  Option B: a Death Benefit that fluctuates with the value of the Contract; and
  Option L: provides a Death Benefit pattern that can be level for several years and then can increase at a particular time that you choose.

We also offer a Guaranteed Minimum Death Benefit Option, which guarantees payment of the Specified Amount (less the Loan Balance and past due charges) upon the death of the last surviving Insured provided that you meet the Guaranteed Minimum Death Benefit Option Premium requirements.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a no-fee transfer right.

THIS PROSPECTUS AND THE ACCOMPANYING FUND PROSPECTUSES PROVIDE IMPORTANT INFORMATION YOU SHOULD HAVE BEFORE DECIDING TO PURCHASE A CONTRACT. PLEASE KEEP THESE FOR FUTURE REFERENCE. AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUMS (PRINCIPAL).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus is May 1, 2003

SUMMARY OF THE CONTRACT

The Contract is a flexible premium survivorship variable universal life insurance contract. As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds. You pay Premiums for insurance coverage. The Contract also provides for accumulation of net Premiums and a Cash Surrender Value if the Contract terminates. The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the net Premiums paid.

The Death Benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate net Premiums. There is no guaranteed minimum value. You could lose some or all of your money. However, there is a Guaranteed Minimum Death Benefit Option. Under this option we guarantee that we will pay the Specified Amount (less any Loan Balance and past due charges) upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement. (See "Guaranteed Minimum Death Benefit Option", page 32.) If this option in not in effect and the value is not enough to pay charges due, then the Contract will lapse without value after a Grace Period. (See "Premiums to Prevent Lapse", page 28.) We do guarantee to keep the Contract in force during the first three years of the Contract as long as you meet certain Premium requirements. (See "Guaranteed Payment Period and Guaranteed Monthly Premium" page 28). If a Contract lapses while loans are outstanding, adverse tax consequences may result. (See "TAX CONSIDERATIONS", page 39.) The Contract also permits loans and partial surrenders, within limits.

This summary describes the Contract's important benefits and risks. The sections in the Prospectus following this summary discuss the Contract's benefits and other provisions in more detail. The "Definitions" section at the end of the Prospectus defines certain words and phrases used in this Prospectus.

The Contract is not available in all states. This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs. These contracts would also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact your registered representative.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the Funds' prospectuses carefully before investing.

Contract Benefits

Death Benefits

We pay a death benefit to the beneficiary if the Insured dies while the Contract is in force and prior to the Contract's maturity date. We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured's death.

  Death Benefits are available as lump sum or under a variety of payment options.
  The minimum initial Total Sum Insured is $200,000 which may be made up of a combination of Specified Amount and Additional Insurance Amount. The Specified Amount must be at least $100,000. We may allow these minimum limits to be reduced. (See page 22.)
  There are three Coverage Options available:
  Option A--at least equal to the Total Sum Insured on the date of the death of the last surviving Insured.
  Option B-- at least equal to the Total Sum Insured on the date of the death of the last surviving Insured plus Contract Value on the date of such death; and
  Option L-- at least equal to the sum of the Total Sum Insured on the date of the death of the last surviving Insured and an amount equal to the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured on the Contract Value multiplied by the applicable Option L Death Benefit percentage less the Total Sum Insured on that Contract Anniversary.(See "Coverage Options," page 31.)

Guaranteed Minimum Death Benefit Option available at issue (restrictions may apply). If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect. (See page 32.)

  There is flexibility to change the Coverage Option and Specified Amount. (See "Changes in Coverage Option," page 34 for rules and limits.) Changing the Coverage Option or Specified Amount may have tax consequences.
  We deduct any Loan Balance from the amount payable.

Cash Benefits

  Contract Loans. You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available in the 11th Contract Year. Loans reduce the amount available for allocations and transfers. Loans may have tax consequences. (See "TAX CONSIDERATIONS," page 38.)
  Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS," page 38.)
  Partial Surrender. Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies. Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS," page 38.)
  Transfers. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions. There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. Unused free transfers do not carry over to the next Contract Year. We will deduct any transfer processing fee from the remaining Contract Value.

Tax Benefits. We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit. In addition, transfers of Contract Value are not taxable transactions.

Free Look Right to Cancel. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract," page 24.) During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "Premium Allocations and Crediting," page 24.) For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

Guaranteed Payment Period and Guaranteed Monthly Premium. We guarantee to keep the Contract in force during the first three years of the Contract and during the three years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 28.) If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See "Premiums to Prevent Lapse," page 28.)

Supplemental Benefits

The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. Each is subject to its own requirements as to eligibility and additional cost.

  Contract Split Option Rider
  Joint First to Die Term Life Insurance Rider
  Joint Survivorship Four-Year Term Life Insurance Rider

All of these riders may not be available in all states. Additional rules and limits apply to these supplemental and/or rider benefits. Please ask your Kansas City Life agent for further information or contact the Home Office.

Illustrations. We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. Such tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if Planned Premiums were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative. The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

Investment Risk. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease. In addition, we deduct Contract fees and charges from your Contract Value. There is no minimum guaranteed Contract Value. The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract. During times of poor investment performance, these deductions will have an even greater impact on you Contract Value. You could lose everything you invest. If you allocate net Premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Risk of Lapse. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will lapse without value after a Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The Grace Period is 61 days and starts when we send the notice. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary. A lapse could result in adverse tax consequences.

Tax Risks.In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to certain features of the Contract is limited. Nevertheless, we believe it is reasonable to conclude that the Contract should satisfy the applicable requirements. There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws. If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach age 591/2. If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear. Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax. (See "TAX CONSIDERATIONS," page 38.)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Risk of Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Contract in force.

Surrender and Partial Surrender Risks. During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses. Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment. A surrender may have tax consequences.

Loan Risks. A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if this Fixed Account net interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account net interest rate is higher than the investment return of the applicable Subaccounts).

A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.

If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

A loan may have tax consequences. In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Risks. A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information.

There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay premiums, make partial surrenders, or transfer Contract account value among the Subaccounts and the Fixed Account, or if you completely surrender the Contract, the Contract lapses.

------------------------------------------------------------------------------------------------------------
                                             Transaction Fees
------------------------------------------------------------------------------------------------------------
-------------------------------- ---------------------- ----------------------------------------------------
            Charge                  When Charge is                        Amount Deducted
                                       Deducted
-------------------------------- ---------------------- ----------------------------------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
                                                        Guaranteed Charge1             Current Charge
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
   Premium Processing Charges
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
Premium Tax Charge               Upon  receipt of each  2.25%  of  each   Premium  2.25%  of  each  Premium
                                 Premium payment        payment                    payment
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
Sale Charge                      Upon  receipt of each  6.00%  of  each   Premium  6.00%  of  each  Premium
                                 Premium Payment        payment                    payment
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
Surrender Charge2
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------

                                 Upon   surrender   or  $0.00-     $50.00     per  $0.00-     $50.00    per
                                 lapse    during   the  thousand      of      the  thousand      of     the
                                 first   10   Contract  Specified Amount at issue  Specified    Amount   at
                                 Years                                             issue
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
Charge  for  a  Male  Preferred  Upon       surrender,  $14.52 per $1,000 of the   $14.52 per $1,000 of
Nonsmoker    age   37   and   a  lapse    during   the  Specified Amount at        the Specified Amount at
Female Preferred Nonsmoker age   first   10   Contract  issue.                     issue.
37 and a Contract with   a       years
$300,000 Specified   Amount
during  the first Contract Year.
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
Partial Surrender Fee            Upon   each   partial  The  lesser  of 2% of the  The  lesser of 2% of the
                                 surrender              amount   surrendered   or  amount   surrendered  or
                                                        $25.                       $25.
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
Transfer Processing Fee
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
                                 Upon   the   first  6  No Charge                  No Charge
                                 transfers     in    a
                                 Contract year
-------------------------------- ---------------------- -------------------------- -------------------------
-------------------------------- ---------------------- -------------------------- -------------------------
                                 Upon  each   transfer  $25 per transfer           $25 per transfer
                                 over 6 in a  Contract
                                 year
-------------------------------- ---------------------- -------------------------- -------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the Insured or the Specified Amount under the Contract, then the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics set forth below. These charges may not be typical of the charges you will pay.

[1] For each type of charge, the guaranteed charge and the current charge is shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.

[2] The Surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insureds’ Age and sex. The surrender charge as shown in the table may not be typical of the charges you will pay. Information about the surrender charge you could pay is available from your Kansas City Life agent and in Appendix A.
---------------------------------------------------------------------------------------------------------------------------------------
                                       Periodic Charges Other Than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------------------ -----------------------------------------------------------------------
               Charge                  When Charge is Deducted                             Amount Deducted
-------------------------------------- ------------------------ -----------------------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
                                                                        Guaranteed Charge                    Current Charge
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
   Cost of Insurance:3
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Minimum and Maximum Charge             On the Allocation  Date  $0.001 - $1,000  per  $1,000  of net  $0.0008 - $358.81  per $1,000 of
                                       and    each     Monthly  amount at risk4 annually              net amount at risk4  annually
                                       Anniversary Day
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Charge    for   a   Male    Preferred  On the Allocation  Date  $0.0034 per  $1,000 of net  amount at  $0.0027 per $1,000 of net amount
Nonsmoker Insured   age  37, and a     and    each     Monthly  risk annually                          at risk annually
Female Preferred Nonsmoker age 37 and  Anniversary Day
a Contract  with a  $300,000
Specified Amount  during  the  first
Contract Year.
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Monthly Expense Charge5
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Monthly Charge                         On  the  Contract  Date  $7.50  per  month  plus  $0.35  per  $7.50   per   month    plus   the
                                       and  on  each   Monthly  $1,000                               following per $1,000
                                       Anniversary Day

-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
[3] Cost of insurance charges vary based on the Insureds' age, sex, number of completed Contract years, Total Sum Insured, and risk class. The charge generally increases as the Insureds age. The cost of insurance charges shown in the table may not be typical of the charges you will pay. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract. More detailed information concerning your cost of insurance charges is available on request from our Home office.

[4] The net amount at risk on a Monthly Anniversary is the difference between the Death Benefit and the Contract value.

[5] The monthly expense charge is the sum of the Monthly Charge and the Monthly Per Thousand of the Specified Amount Charge.

[6]The Monthly Per Thousand of Specified Amount Charge is based on the issue age of the youngest Insured
                        Contract Years 1-10

       Youngest Insured Issue Age     Monthly Per Thousand of Specified Amount
                  20-29                                $0.07
                  30-39                                $0.09
                  40-49                                $0.14
                  50-59                                $0.18
                  60-69                                $0.28
                   70+                                 $0.35

-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Monthly  Per  Thousand  of  Specified  On  the  Contract  Date  $0.35 per  $1,000 of the  Specified  $0.35 per  $1,000 of the  Specified
Amount                                 and  on  each   Monthly   Amount                               Amount
                                       Anniversary   Day   for
                                       the  first 10  Contract
                                       Years
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Mortality and Expense Risk Charge      Daily                    Annual   rate  of   0.625%  of  the  Annual  rate  of  0.625%  of  the
                                                                average  daily  net  assets of each  average  daily net assets of each
                                                                subaccount you are invested in.      Subaccount you are invested in
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Loan Interest Charge7                  At  the   end  of  each  2%                                   2%
                                       Contract Year
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
   Optional Rider Charges8
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Guaranteed   Minimum   Death  Benefit
Option
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
                                       During   the  first  10  No Charge                            No Charge
                                       Contract Years
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
                                       On     each     Monthly  $0.03  per   $1,000  of   Specified  $0.01  per  $1,000  of  Specified
                                       Anniversary  Day  after  Amount                               Amount
                                       the  first 10  Contract
                                       Years
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Contract Split Option Rider            On  rider's   effective   $0.03  per  $1,000 of rider         $0.03  per   $1,000  of
                                       date    and   on   each  coverage amount per month            rider coverage amount per month
                                       Monthly Anniversary Day
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Joint   First   to  Die   Term   Life
Insurance Rider
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Minimum and Maximum Charge             On  rider's   effective  $0.06 - $83.33  per $1,000 of rider  $0.04  -  $56.07  per  $1,000  of
                                       date    and   on   each  coverage amount per month            rider coverage amount per month
                                       Monthly Anniversary Day
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Charge    for   a   Male    Preferred  On  rider's   effective  $0.16 per $1,000 of rider  coverage  $0.08   per   $1,000   of   rider
Nonsmoker  Insured,  age  37, and a    date    and   on   each  amount per month for a Male, $0.14   coverage amount per month for a
Female Preferred Nonsmoker age 37 and  Monthly Anniversary Day  per $1,000 of rider coverage amount  Male, $0.07 per $1,000 of rider
a Contract with a  $150,000  Specified                          per month for a Female               coverage amount per month for a
Amount  during  the  first   Contract                                                                Female
Year.
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Joint  Survivorship   Four-Year  Term
Life Insurance Rider
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Minimum and Maximum Charge             On  rider's   effective  $0.001 - $158.08 per $1,000 of rider  $0.01  -  $102.34 per  $1,000  of
                                       date    and   on   each  coverage amount annually              rider coverage amount annually
                                       Monthly Anniversary Day
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
Charge    for   a   Male    Preferred  On  rider's   effective  $0.03   per   $1,000   of   rider    $0.03   per   $1,000   of  rider
Nonsmoker  Insured,  age  37,  and  a  date    and   on   each  coverage amount annually             coverage amount annually
Female Preferred Nonsmoker age 37 and  Monthly Anniversary Day
a Contract  with a $150,000 Specified
Amount  during  the  first   Contract
Year.
-------------------------------------- ------------------------ ------------------------------------ ----------------------------------
[7] The maximum guaranteed net cost of loans is 2.0% annually. The net cost of a loan is the difference between the rate of interest charged on Indebtedness (6.0%)and the amount credited to the Loan Account (4.0%).

[8] Charges for most of the riders vary based on individual characteristics such as the Insureds' issue or actual age, sex, and risk class, and may vary based on Contract year and base Total Sum Insured or net amount at risk. Charges based on actual age may increase as the insureds age. The rider charges shown in the table may not be typical of the charges you will pay. Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Service Center.

For information concerning compensation paid in connection with the sale of the Contracts, see "Sale of the Contracts".

The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets (before waiver or reimbursement (and in some cases, after waiver or reimbursement)) during the fiscal year ended December 31, 2002. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:
--------------------------------------------------------------- ------------------- ----- -------------------
                                                                     Minimum                   Maximum
--------------------------------------------------------------- ------------------- ----- -------------------
--------------------------------------------------------------- ------------------- ----- -------------------
   Total Annual Portfolio Operating Expenses (expenses that           0.27%           -         8.19%
   are deducted from Portfolio assets, including management
   fees, distribution or service fees (12b-1 fees), and other expenses)
--------------------------------------------------------------- ------------------- ----- -------------------

The following table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2002.

ANNUAL PORTFOLIO OPERATING EXPENSES9 (expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

 -------------------------------------------------------------------------------------------------------------------------------
 Portfolio                                 Management  12b-1 Fees/      Other     Total Portfolio   Expenses       Total Portfolio
                                              Fees     Service Fees    Expenses   Annual Expenses Reimbursement    Annual Expenses
                                                                                                                      After
                                                                                                                  Reimbursement
 -------------------------------------------------------------------------------------------------------------------------------
 MFS® Variable Insurance TrustSM
 -------------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth Series               0.75%         NA          0.11%        0.86%10/          NA                NA
 MFS Research Series                      0.75%         NA          0.12%        0.87%10/          NA                NA
 MFS Total Return Series                  0.75%         NA          0.11%         0.86%            NA                NA
 MFS Utilities Series                     0.75%         NA          0.19%        0.94%10/          NA                NA
 MFS Strategic Income Series              0.75%         NA          0.35%         1.10%          0.20%            0.90%11/
 MFS Bond Series                          0.60%         NA          0.32%         0.92%          0.17%            0.75%11/
 -------------------------------------------------------------------------------------------------------------------------------
 American Century® Variable Portfolios
 -------------------------------------------------------------------------------------------------------------------------------
 American Century VP Capital Appreciation 1.00%         NA          0.00%        1.00%12/          NA                NA
 American Century VP Income & Growth      0.70%         NA          0.00%        0.70%12/          NA                NA
 American Century VP International        1.30%         NA          0.01%        1.31%12/          NA                NA
 American Century VP Value                0.95%         NA          0.00%        0.95%12/          NA                NA
 American Century VP Ultra®               1.00%         NA          0.00%         1.00%            NA                NA
 American     Century    VP     Inflation 0.51%       0.25%         0.00%         0.76%            NA                NA
 Protection Fund (Class II)
 -------------------------------------------------------------------------------------------------------------------------------
 Federated Insurance Series
 -------------------------------------------------------------------------------------------------------------------------------
 Federated American Leaders Fund II13/    0.75%       0.50%         0.13%         1.38%          0.25%             1.13%
 Federated High Income Bond Fund II13/    0.60%       0.50%         0.17%         1.27%          0.27%             1.00%
 Federated Prime Money Fund II            0.50%       0.25%          0.14%         0.89%          0.25%             0.64%
 Federated  International  Small  Company 1.25%      0.50%4/        6.44%         8.19%          6.41%             1.78%
 Fund II Corporation13/
 -------------------------------------------------------------------------------------------------------------------------------
 Dreyfus Variable Investment Fund
 -------------------------------------------------------------------------------------------------------------------------------
 Appreciation Portfolio                   0.75%         NA          0.03%         0.78%            NA                NA
 Developing Leaders Portfolio             0.75%         NA          0.06%         0.81%            NA                NA
 -------------------------------------------------------------------------------------------------------------------------------
 Dreyfus Stock Index Fund, Inc.           0.25%         NA          0.02%         0.27%            NA                NA
 -------------------------------------------------------------------------------------------------------------------------------
 The Dreyfus Socially Responsible Growth  0.75%         NA          0.03%         0.78%            NA                NA
 Fund, Inc.
 -------------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Series Trust II
 -------------------------------------------------------------------------------------------------------------------------------
 JPMorgan  U.S.  Large  Cap  Core  Equity 0.35%         NA          0.50%         0.85%            NA                NA
 Portfolio
 JPMorgan Small Company Portfolio         0.60%         NA          0.56%         1.16%            NA                NA
 JPMorgan Mid-Cap Value Portfolio         0.70%         NA          1.99%         2.69%          1.69%            1.00%14/
 -------------------------------------------------------------------------------------------------------------------------------
 Franklin Templeton Variable Insurance
 Products Trust Manager
 -------------------------------------------------------------------------------------------------------------------------------
 Templeton   Foreign    Securities   Fund 0.70%      0.25%16/       0.20%         1.15%          0.02%            1.13%15/
 (Class 2)
 Franklin Small Cap Fund (Class 2)        0.53%      0.25%16/       0.31%         1.09%          0.05%            1.04%15/
 Franklin Real Estate Fund (Class 2)     0.53%17/    0.25%16/       0.04%         0.82%            NA                NA
 Templeton  Developing Markets Securities 1.25%      0.25%16/       0.33%         1.83%            NA                NA
 Fund (Class 2)
 -------------------------------------------------------------------------------------------------------------------------------
 Calamos® Advisors Trust
 -------------------------------------------------------------------------------------------------------------------------------
 Calamos Convertible Portfolio            0.75%         NA          1.03%        1.78%18/          NA                NA
 -------------------------------------------------------------------------------------------------------------------------------
 AIM Variable Insurance Funds
 -------------------------------------------------------------------------------------------------------------------------------
 AIM V.I.  Dent  Demographic  Trends Fund 0.85%         NA          0.58%         1.43%          0.13%            1.30%19/
 (Series I Shares)
 AIM    V.I.    New    Technology    Fund 1.00%         NA          0.71%         1.71%          0.41%           1.30%19//
 (Series I Shares)
 AIM    V.I.    Premier    Equity    Fund 0.61%         NA          0.24%         0.85%            NA                NA
 (Series I Shares)
 -------------------------------------------------------------------------------------------------------------------------------
 Seligman Portfolios, Inc.
 -------------------------------------------------------------------------------------------------------------------------------
 Seligman Capital Portfolio (Class 2)     0.40%       0.25%         0.41%         1.06%          0.01%            1.05%20/
 Seligman  Communications and Information 0.75%       0.25%         0.23%         1.23%            NA                NA
 Portfolio (Class 2)
 Seligman   Small-Cap   Value   Portfolio 1.00%       0.19%         0.18%         1.37%            NA                NA
 (Class 2)
 -------------------------------------------------------------------------------------------------------------------------------
[9] These expenses are deducted directly from the assets of the underlying mutual fund Portfolios and therefore reduce their net asset value. The investment advisor of each underlying mutual fund provided the above information, and we have not independently verified it. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown. See the Portfolio’s prospectus for more complete information.

[10] Each series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. “Other Expenses” do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Total Portfolio Expenses” would be lower for certain series and would equal:
                                                     0.85% for Emerging Growth Series

                                                        0.86% for Research Series

                                                        0.93% for Utilities Series

[11] MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series’ “Other Expenses” (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% Strategic Income Series 0.15% for Bond Series

[12] The investment Manager to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70%. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $20 billion of the average net assets of the fund, and 0.95% over the next $20 billion. For the services provided to the American Century VP Inflation Protection Fund (Class II) the manager receives a fee of 0.28% for the first $1 billion and 0.22% for the next $1 billion, since the fund was not in operation for the full fiscal year ended December 31,2002.

[13] The Fund did not pay or accrue a shareholder services fee on the Rule 12b-1 fee during the fiscal year ended December 31, 2002. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2003. Accordingly, while the Shareholder service fee is reflected as a deduction in the fee table, the fee is offset by a “waiver of fund expenses.”

[14] The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses to 1.00%.

[15] The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

[16] The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

[17] The Fund administration fee is paid indirectly through the management fee.

[18] Pursuant to a written agreement the investment manager has voluntarily undertaken to waive fees and/or reimburse portfolio expenses so that the Total Portfolio Annual Expenses are limited to 1.00% of the portfolio’s average net assets. As, of May 31, 2003 the fee waiver and/or reimbursement will no longer be in effect.

[19] The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I to the extent necessary to limit Total Portfolio Annual Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%.

[20] The manager of Seligman Capital Portfolio has voluntarily agreed to reimburse “Other Expenses” of the Portfolio to the extent that it exceeds 0.40% per annum of average daily net assets.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See "Transfer Privilege", page 24.) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios are described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all States.

MFS(R)Variable Insurance TrustSM

         MFS Emerging Growth Series (Manager: MFS Investment Management(R)). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks and related securities of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

         MFS Research Series (Manager: MFS Investment Management(R)). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected industries and then to securities within those industries.

         MFS Total Return Series (Manager: MFS Investment Management(R)). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

         MFS Utilities Series (Manager: MFS Investment Management(R)). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

         MFS Strategic Income Series (Manager: MFS Investment Management(R)) Formerly known as MFS Global Governments Series. The Strategic Income Series seeks to provide high current income by investing in fixed income securities. The Series invests, under normal market conditions, at least 65% of its total assets in fixed income securities.

         MFS Bond Series (Manager: MFS Investment Management(R)). The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. The Series may purchase lower-rated or non-rated debt securities commonly known as "junk bonds", but focuses on investment grade bonds.

American Century® Variable Portfolios

         American Century VP Capital Appreciation Portfolio (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

         American Century VP Income & Growth (Manager: American Century Investment Management, Inc.).American Century VP Income & Growth seeks capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in common stocks.

         American Century VP International (Manager: American Century Investment Management, Inc.).The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

         American Century VP Value (Manager: American Century Investment Management, Inc.).American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

         American Century VP Ultra (Manager: American Century Investment Management, Inc.). American Century VP Ultra seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

         American Century VP Inflation Protection Fund (Class II) (Manager: American Century Investment Management, Inc.). American Century VP Inflation Protection Fund seeks to hedge inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

Federated Insurance Series

         Federated American Leaders Fund II (Manager: Federated Investment Management Company). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, primarily common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

         Federated High Income Bond Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

         Federated International Small Company Fund II (Manager: Federated Global Investment Management Corp). The investment objective is to provide long-term growth of capital. The Fund pursues its investment objective by investing primarily in equity securities of foreign companies that have a market capitalization at the time of purchase of $5.0 billion or less.

         Federated Prime Money Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

Dreyfus Variable Investment Fund

         Appreciation Portfolio (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.). The portfolio seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals the portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

         Developing Leaders Portfolio (formerly known as, Small Cap Portfolio) (Manager: The Dreyfus Corporation). Seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its assets in the stocks of small-cap companies which are companies with total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow, and thus, at any given time, a substantial portion of the portfolio's holdings may have market capitalization in excess of $2 billion. The investments may include common stocks, preferred stocks, and convertible securities, including those issued in initial public offerings.

Dreyfus Stock Index Fund (Manager: The Dreyfus Corporation; Index Sub-Investment Advisor: Mellon Equity Associates).

The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R)in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

The Dreyfus Socially Responsible Growth Fund, Inc. (Manager: The Dreyfus Corporation).

Seeks capital growth with current income as a secondary goal, by investing, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. Morgan Series Trust II

         JPMorgan U.S. Large Cap Core Equity Portfolio (formerly know as JPMorgan U.S. Disciplined Equity Portfolio) (Manager: J.P. Morgan Investment Management Inc.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The Portfolio invests at least 80% of the value of its Assets in large-cap Companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

         JPMorgan Small Company Portfolio (Manager: J.P. Morgan Investment Management Inc.). The investment objective of JPMorgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 80% of the value of its assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

         JPMorgan Mid-Cap Value Portfolio (Manager: J.P. Morgan Investment Management Inc.). The investment objective of JPMorgan Mid-Cap Value Portfolio is to provide long-term growth from mid-capitalization stocks.

Franklin Templeton Variable Insurance Products Trust

         Templeton Foreign Securities Fund (Class 2) (Manager: Templeton Investment Counsel, LLC.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invests at least 80% of its net assets in the emerging market investments, primarily equity securities of companies located outside the United States.

         Franklin Small Cap Fund (Class 2) (Manager: Franklin Advisers, Inc.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell® 2000 Index; whichever is greater, at the time of purchase. The Funds's manager invests in small companies that is believes are undervalued.

         Franklin Real Estate Fund (Class 2) (Manager: Franklin Advisers, Inc). The Fund's principal investment goal is capital appreciation. Its secondary goal is to earn current income. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies operating in the real estate sector. The Fund invests primarily in equity real estate investment trusts (REITs).

         Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.). The Fund's investment goal is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in emerging market, primarily equity securities.

Calamos Advisors Trust

         Calamos Growth and Income Portfolio (formerly known as Calamos Convertible Portfolio) (Manager: Calamos Asset Management, Inc.). Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies.

AIM Variable Insurance Funds

         AIM V.I. Dent Demographic Trends Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

         AIM V.I. New Technology Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing at least 65% of its total net assets in equity securities of technology and science companies.

         AIM V.I. Premier Equity Fund (Series I Shares) (Manager: A I M Advisors, Inc.).Formerly known as AIM V.I. Value Fund. The investment objective is to achieve long-term growth of capital. Income is a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to the equity market generally.

Seligman Portfolios, Inc.

         Seligman Capital Portfolio (Class 2) (Manager: J. & W. Seligman & Co. Incorporated). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

         Seligman Communications and Information Portfolio (Class 2) (Manager: J. & W. Seligman & Co. Incorporated). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

         Seligman Small-Cap Value Portfolio (Class 2) (Manager: J. & W. Seligman & Co. Incorporated). The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets, in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.

We (or our affiliates) may receive significant compensation from a Fund’s 12b-1 fees or from a Fund’s investment adviser (or its affiliates) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some Funds or their advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses than the replaced fund. Substitutions may be made with respect to existing investments or the investment of future Premiums or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

  operate the Variable Account as a management investment company under the 1940 Act;
  de-register it under that Act if registration is no longer required; or
  combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owners of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

  cause a change in sub-classification or investment objectives of one or more of the Portfolios;
  approve or disapprove an investment advisory agreement; or
  require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions under the Contract. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGES

Sales Charge. We deduct a 6.00% Sales Charge from each Premium. This charge reimburses us for administrative expenses associated with the Contracts. We apply Premiums to your Contract net of the Sales Charge.

Premium Tax Charge. We deduct a 2.25% Premium Tax Charge from each Premium. This charge reimburses us for state and local Premium taxes. We apply Premiums to your Contract net of the Premium Tax Charge. State premium tax rates vary from state and currently range between 0.50% and 3.50%. We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2.0% to 3.5%. The Premium Processing Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and we will be deducted even if we are not subject to a premium or retaliatory tax in your state.

Monthly Deduction. We will make a Monthly Deduction to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date. On the Allocation Date, we will deduct a Monthly Deduction for the Contract Day and each Monthly Anniversary Day that has occurred prior to the Allocation Date. (See "Premium Allocations and Crediting", page 24.) The Monthly Deduction consists of:

  monthly expense charges;
  cost of insurance charges; and
  any optional benefit and/or rider charges, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

MONTHLY EXPENSE CHARGE

  The monthly expense charge is $7.50 in all Contract Years, plus
  A Monthly Per Thousand of Specified Amount Charge based on the issue age of the youngest Insured. (See chart below)
                                   Current
                                  Years 1-10
 Youngest Insured       Monthly Per         Youngest         Monthly Per
     Issue Age          Thousand of      Insured Issue       Thousand of
                     Specified Amount         Age         Specified Amount
       20-29               $0.07             50-59              $0.18
       30-39               $0.09             60-69              $0.28
       40-49               $0.14              70+               $0.35
                              Years 11+ $0.00

The guaranteed maximum charge is $0.35 Monthly Per Thousand of Specified Amount for all ages and durations.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

We guarantee that the monthly expense charge will not increase above the guaranteed maximum charge. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.

COST OF INSURANCE CHARGE

This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day. The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, and number of completed Contract Years, Total Sum Insured, and risk class. We currently place each Insured in one of the following classes, based on underwriting:

  Standard Tobacco User;
  Standard Nontobacco User;
  Preferred Nontobacco User; and
  Preferred Tobacco User.

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge). If you have chosen Option A for your Death Benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Total Sum Insured). (See " HOW YOUR CONTRACT VALUES VARY" page 29 for explanation of the factors that affect Contract Value). If you have chosen Option B or Coverage Option L for your Death Benefit, the net amount at risk generally remains constant. For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued. Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.

We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application. When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user standard class are lower than rates for one or both Insureds of the same age and sex in a tobacco user standard class. Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user or tobacco user standard risk class are lower than rates for one or both Insureds of the same age, sex and tobacco user class in a substandard risk class.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

Guaranteed Minimum Death Benefit Option Charge. There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years. Beginning in Contract Year 11, the charge is $.01 per $1,000 on a current basis and $.03 per $1,000 on a guaranteed basis. This charge is based on the Specified Amount and we will deduct it monthly.

Cost of Additional Benefits Provided by Riders. These charges are part of the Monthly Deduction and vary by the benefit. (See "Fee Table" and "Supplemental and/or Rider Benefits", page 26.)

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The current and guaranteed charge is at an annual rate of 0.625% of net assets.

The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess. We may make a profit from this charge. Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each written or telephone, facsimile and electronic mail authorizations request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

SURRENDER CHARGE

During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses. The surrender charge is based on the Specified Amount at issue. We calculate this charge by multiplying the surrender charge factor for the applicable Ages and sex of each Insured by the surrender charge percentages (as shown in Appendix A). The surrender charge factor will vary by each Insureds individual age, risk class, and sex, but will never exceed $50 per thousand of Specified Amount. We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.

The total surrender charge will not exceed the maximum surrender charge shown in your Contract. We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. This will depend upon a number of factors, but is more likely if:

  Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
  if investment performance of the Subaccounts is too low.

The surrender charges calculated are applicable at the end of each Contract Year. After the first Contract Year, we will prorate the surrender charges between Contract Years. However, after the end of the 10th Contract Year, there will be no surrender charge.

PARTIAL SURRENDER FEE

We deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses from Portfolio assets. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. For information about the investment advisory fees and other expenses incurred by the Portfolios, see the “Fee Table” of this Prospectus and the accompanying prospectuses for the Funds.

OTHER TAX CHARGE

We do not currently assess a charge for any taxes other than state and local Premium taxes incurred as a result of the operations of the Subaccounts. We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

THE CONTRACT

PURCHASING A CONTRACT

This Prospectus provides a general description of the Contracts. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be an advantage to you to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary life insurance coverage, a temporary insurance agreement (“TIA”) should also accompany the application. As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our home office to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium Payment that is at least equal to two Guaranteed Monthly Premiums. We require only one Guaranteed Monthly Premium for Contracts when Premium Payments will be made under a pre-authorized payment or combined billing arrangement. (See “Premiums,”)

We require satisfactory evidence of both proposed Insureds’ insurability, which may include a medical examination. The available issue Ages are 20 through 85. Age is determined on the Contract Date based on each Insured’s Age last birthday. The minimum Total Sum Insured is $200,000, with a minimum Specified Amount of $100,000. Acceptance of an application depends on our underwriting rules and we have the right to reject an application.

OWNERSHIP

As the Owner of the Contract, you may exercise all rights provided under the Contract. The Insureds are the Owner, unless a different Owner is named in the application. While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice. If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us. A change in Owner may have tax consequences (See “TAX CONSIDERATIONS,” page 38)

CHANGE OF OWNERSHIP

You may change the ownership of the Contract by giving written notice or written request. The change will be effective on the date your request was signed but will have no effect on any payment made or other action taken by us before we receive it. We may require that the contract be submitted for endorsement to show the change. A change of ownership may have tax consequences.

Certain federal income tax consequences may apply to a change of ownership. You should consult with your tax advisor before requesting any changes of ownership.

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium the Contract Date will be the same as that of the TIA. For Contracts where the required Premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules as described below.

Contract Date Calculated to be 29th, 30th or 31st of Month

No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium With Application.

If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Combined Billing (CB)-No Premium With Application.

If you request CB and do not provide the initial Premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial Premium is received. However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract. In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.

Government Allotment (GA) and Federal Allotment (FA).

If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium the Contract Date will be the date we receive a full monthly allotment.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge a Monthly Deduction from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your “free-look” period. You may also cancel an increase in Specified Amount that you have requested. The free look period expires on the latest of:

  10 days after you receive your Contract or for an increase, your adjusted Contract;
  45 days after your application for either the Contract or the increase in Specified Amount is signed; or
  10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery within the “free-look” period, the Contract or the increase will be deemed void from the beginning. If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract. (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.) If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

ALLOCATION AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate Premiums (Premium less Premium Expense Charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate net Premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations", page 41.) The change will apply to the net Premiums received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial net Premium to the Federated Prime Money Fund II Subaccount. If we receive any additional Premiums before the Reallocation Date, we will also allocate the corresponding net Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date (30 days after the Allocation Date), we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you. The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. We won't credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium. If we reject the additional Premium, we will return the Premium promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your agent. We will not apply any Premium until we have received the Contract application and/or Premium from your agent.

TRANSFER PRIVILEGE

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

  the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
  we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
  we allow only one transfer to one or more subaccounts each Contract Year from the Fixed Account;
  the amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount);
  we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. Unused free transfers do not carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the transfer processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting such transfer. You may also make transfers by telephone, facsimile or electronic mail if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations", page 41.)

An excessive number of transfers, including short-term “market timing” transfers, may adversely affect the performance of the underlying Fund in which a Subaccount invests. If, in our sole opinion, a pattern of excessive transfers develops, we have the right not to process a transfer request. Any suspension or modification of the transfer privilege will be communicated in writing and updated in future prospectuses. We also have the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

  we have completed the designated number of transfers;
  the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
  you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you. We do not impose a charge for participation in this plan.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the portfolio rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone, facsimile or electronic mail if you have provided proper authorization. Portfolio rebalancing will terminate when:

  you request any transfer unless you authorize a change in allocation at that time; or
  the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you. We do not impose a charge for participation in this plan.

CHANGES IN THE CONTRACT OR BENEFITS

Other Changes. Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

  make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
  assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
  reflect a change in the operation of the Variable Account; or
  provide additional Variable Account and/or Fixed Account options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate amendment to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS

The following optional riders are available and may be added to your Contract. We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

Contract Split Option Rider

Issue Ages: 20-75

This rider allows you to split the Contract equally (based on Total Sum Insured) into two individual Contracts, one on the life of each Insured. This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:

  the divorce of the two Insureds; or
  as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.

You must also meet specific other conditions in order to qualify. When you exercise this option, we will terminate the existing Contract. (In Pennsylvania, this option may not be exercised in the event of divorce.)

The new contracts will be based on the Insureds' Age and sex, and is based on the risk class at the time of issue of the original Contract.

This rider will terminate at the earlier of the death of the first Insured to die or the older Insured's age 80. The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. (See "Guaranteed Minimum Death Benefit Option", page 32.)

The tax consequences of a contract split are uncertain. (See "Tax Treatment of Contract Benefits", page 39). A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange. If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion. In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as modified endowment contracts. Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.

Joint First to Die Term Life Insurance Rider

Issue Ages: 20-85

This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's age 100 and while this rider is in force. Coverage amounts may differ between the two Insureds, but the maximum coverage equals to Total Sum Insured and the minimum non-zero coverage equals $10,000. You may increase (subject to insurability) or decrease the coverage under this rider. You may also choose at issue a schedule for the coverage to decrease annually. The scheduled decreases may be based on the percentage of the coverage amount ranging up to 25% of the rider coverage amount or may be a flat dollar amount. If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.

Joint Survivorship Four- Year Term Life Insurance Rider

Issue Ages: 20-85

This rider provides renewable one-year level term insurance and expires at the end of the fourth contract year. The term insurance provides a death benefit payable at the death of the last surviving Insured. The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured. This rider is available at issue only.

The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. (See "Guaranteed Minimum Death Benefit Option", page 22.)

Additional rules and limits apply to these optional riders. Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information, or contact the Home Office.

PREMIUMS

PREMIUMS

The Contract is flexible with regard to the amount of Premiums you pay. When we issue the Contract we establish a Planned Premium set by you. This amount is only an indication of your preference in paying Premiums. You may change this amount at any time. You may pay additional Unscheduled Premiums at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such Premiums. We do have requirements regarding the minimum and maximum premium amounts that you can pay.

We deduct Premium expense charges from all Premiums prior to allocating them to your Contract. (See "CHARGES AND DEDUCTIONS", page 19.)

           Minimum Premium Amounts. The minimum initial Premium required is the least amount for which we will issue a Contract. This amount depends on a number of factors. These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any supplemental and/or rider benefits, and the Planned Premium you propose to make. (See "Planned Premiums", page 28.) Consult your Kansas City Life agent for information about the initial Premium required for the coverage you desire.

Each Premium Payment after the initial Premium Payment must be at least $25.

           Maximum Premium Information. Total Premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval. If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any Premium that we determine is in excess of the guideline premium limit. (See "TAX CONSIDERATIONS", page 38.)

Your Contract may become a modified endowment contract if Premiums exceed the “7-Pay Test" as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "TAX CONSIDERATIONS", page 38.)

We have the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums. (See "Premium Allocations and Crediting", page 24.)

           General Premium Information. You must pay Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a Premium. (See "Contract Loans", page 35.)

If mandated under applicable law, we may be required to reject a Premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

           Planned Premiums. When applying for a Contract, you select a plan for paying Premiums. Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. You may elect to pay level Premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium entirely. (See, "Premiums to Prevent Lapse", page 28, and "Guaranteed Minimum Death Benefit Option", page 32.) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.

           Premiums Upon an Increase in Additional Insurance Amount. Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums. (See "Increases in the Additional Insurance Amount," page 34.)

           Guaranteed Payment Period and Guaranteed Monthly Premium. During the Guaranteed Payment Period, we guarantee that your Contract will not lapse if your Premiums meet the Guaranteed Monthly Premium requirement. For this guarantee to apply, the total Premiums must be at least equal to the sum of:

  the amount of accumulated Guaranteed Monthly Premiums in effect; and
  additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.
The Guaranteed Payment Period applies for three years after the Contract Date. The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue Age, and sex. In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and optional benefits and/or riders. If you make a change to your Contract, we will:

  re-calculate the Guaranteed Monthly Premium;
  notify you of the new Guaranteed Monthly Premium; and
  amend your Contract to reflect the change.

PREMIUMS TO PREVENT LAPSE

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.

Under the Guaranteed Payment Period. The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

During the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if:
  there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
  the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period.

           If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

  the amount to guarantee the Contract won't lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
  enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

           After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions. You must make this payment before the end of the Grace Period.

           Under the Guaranteed Minimum Death Benefit Option. If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement. If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option. The Guaranteed Minimum Death Benefit Option does not guarantee riders and any riders will terminate if the Cash Surrender Value of your Contract becomes negative. (See "Guaranteed Minimum Death Benefit Option," page 32.)

If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will lapse at the end of the Grace Period if there is insufficient value remaining in the Contract. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

           For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option. On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The amount required is enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

           For Contracts That Do Have the Guaranteed Minimum Death Benefit Option. We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement. If you have met the requirement, then we guarantee that the Contract will not lapse. If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement. (See "Guaranteed Minimum Death Benefit Option", page 32)

           Effective of Insufficient Premium Levels. While these above premiums levels will prevent policy lapse, paying only this level premium required may forego advantages of building up significant contract value. Premium payments less than those described above will not further erode the build-up of contract value, but will mean the future premium required to keep the contract in force must be sufficient to maintain a positive cash surrender value. This premium could be significantly higher or lower than the premium required to keep the contract in force during the guaranteed payment period or under the guaranteed minimum death benefit option.

           Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the last surviving Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deduction due. (See "Amount of Death Proceeds", page 31.) If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned. (See "Reinstatement of Contract", page 38)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See "Premiums to Prevent Lapse", page 28) (See "Guaranteed Payment Period and Guaranteed Monthly Premium", page 28 and "Grace Period", page 29) However, we also offer an optional Guaranteed Minimum Death Benefit Option which guarantees the Death Benefit provided certain requirements are met. (See "Guaranteed Minimum Death Benefit Option", page 32)

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date. The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account. We pay these bonus amounts out of savings we derive from the higher values of the contract. We do not guarantee that we will pay the bonus.

DETERMINING THE CONTRACT VALUE

On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium Expense Charges and Monthly Deduction deducted from the Contract Date. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

  performance of the selected Subaccounts;
  interest credited on amounts allocated to the Fixed Account;
  interest credited on amounts in the Loan Account;
  charges;
  transfers;
  partial surrenders; and
  loans and loan repayments.

Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount. The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units credited to your Contract will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount Accumulation Units credited to a Contract will decrease when:

  we take the allocated portion of the Monthly Deduction from the Subaccount;
  you make a loan;
  you transfer an amount from the Subaccount; or
  you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.

Accumulation Unit Values. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current valuation period.

Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.

Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract will be equal to:

  the Fixed Account Value on the preceding Valuation Day; plus all Premiums allocated to the Fixed Account since the preceding Valuation Day; plus any amounts transferred to the Fixed Account since the preceding Valuation Day(including amounts transferred in connection with Contract loans); plus interest credited on such Premiums and amounts transferred from the preceding Valuation Day to the date of calculation; less the amount of any transfers from the Fixed Account to the subaccounts since the preceding Valuation Day; less the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account since the preceding Valuation Day; less interest on such transferred and withdrawn amounts from the effective dates of such transfers or withdrawals to the date of calculation; less the pro rata portion of the Monthly Deduction deducted from the Fixed Account.

Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

  amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. (See "Premiums to Prevent Lapse", page 28.) The Cash Surrender Value on the Valuation Day is equal to the Contract Value less any applicable surrender charges and any Loan Balance. (See "Surrendering the Contract for Cash Surrender Value", page 36.).

COMPANY HOLIDAYS

We are closed on the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. We will recognize holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday. On these holidays, there will be no valuation.

DEATH BENEFIT

As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured. We may also require proof of the death of the Insured who died first and may require return of the Contract. We will pay Death Proceeds in a lump sum. (see "Payment of Proceeds", page 38) or, if you prefer, under a payment option (See "Payment Options", page 37). We will pay Death Proceeds to the Beneficiary. (See "Selecting and Changing the Beneficiary", page 35.)

AMOUNT OF DEATH PROCEEDS

The Death Proceeds payable upon the death of the last surviving Insured is equal to the following:

the greater of the Death Benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or the Corridor Death Benefit; plus an amount equal to any benefits provided by any optional benefits or riders; plus any Premiums received after the date of death; minus
  any Loan Balance on that date; minus
  any past due Monthly Deduction if the death occurred during a Grace Period.

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable.

The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum Death Benefit. If all or part of the Death Proceeds are paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.

TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT

The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued. The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured. The minimum Total Sum Insured is $200,000. Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000, while the minimum Additional Insurance Amount is required to be $10,000. The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.

You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below. The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount. Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay the Monthly Deduction, the Additional Insurance Amount may lapse. (See "Guaranteed Minimum Death Benefit Option", page 32.)

COVERAGE OPTIONS

When you apply for the Contract, you may choose one of three Coverage Options, which will be used to determine the Death Benefit:

  Option A: Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
  Option B: Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.
  Option L: Death Benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L Death Benefit Percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L Death Benefit calculation is less than zero then the Option L Death Benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below. However, Coverage Option L is only available at issue. If a coverage option is not specified at the time of application, we will contact your representative to find out which Coverage Option the contract holder has selected.

We will increase Death Benefits under any Coverage Option by any additional benefits provided by riders in force on the date of death of the last surviving Insured, and any Premiums received after the date of death. We will also refund any cost of insurance charge deducted for the period beyond the date of death. We will reduce the Death Benefits by any Loan Balance.

CORRIDOR DEATH BENEFIT

The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage. The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders. Please refer to your Contract for further information regarding corridor percentages.

GUARANTEED MINIMUM DEATH BENEFIT OPTION

An optional Guaranteed Minimum Death Benefit Option is available only at issue. This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued. If you choose this option, it guarantees that we will pay the Specified Amount (less Loan Balance and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement. The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.

The Guaranteed Minimum Death Benefit Option Premium is the amount which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect. Your Contract shows the Guaranteed Minimum Death Benefit Option Premium. You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative Premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus any Loan Balance.

"Cumulative Premiums that you have paid" means the amount that is equal to:

  the sum of all Premiums paid; less
  the sum of all partial surrenders; with
  (a) and (b) each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums. Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default. A 61-day notice period begins on the day we mail the notice that the option is in default and informs you of the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option. The Premium amount required to prevent default of the option is equal to:

  the cumulative Guaranteed Minimum Death Benefit Option Premium plus any Loan Balance; less the cumulative paid Premium.

The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.

If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that the you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders. On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction. If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect. The Premium required to keep the Additional Insurance Amount is equal to the amount which would provide a Cash Surrender Value equal to three Monthly Deduction. If we do not receive payment at least equal to the default Premium by the end of the notice period, we will terminate the additional insurance amount and other optional benefit riders.

We do not charge for this option during the first 10 Contract Years. Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue. The Guaranteed Minimum Death Benefit Option is not available for:

  Coverage Option B Contracts;
  Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
  Contracts which include the Joint First to Die Rider.

The Guaranteed Minimum Death Benefit Option will terminate:

  upon your request;
  if you change the Coverage Option to B; or
  if you increase the Additional Insurance Amount to more than the Specified Amount.

You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option. Re-activation requires:

  Written Notice to restore the option;
  evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period, and payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus the Loan Balance exceeds the cumulative paid Premiums on the date of re-activation.

On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges. We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.

EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT

You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:

  the Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability;
  the Additional Insurance Amount does not increase the Guaranteed Monthly Premium under a Contract. Accordingly, the amount of compensation paid to the agent may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount;
  the monthly per thousand charges are only charged on the Specified Amount not on the Additional Insurance Amount, therefore contracts with higher amounts of Additional Insurance Amounts may have greater Contract Values.
  the Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount. If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount. On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue. The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time. In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available. However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.

SIMULTANEOUS DEATH OF BENEFICIARY AND THE LAST SURVIVING INSURED

We will pay death proceeds as though the beneficiary died before the death of the last surviving Insured if:

  the beneficiary dies at the same time as or within 15 days of the death of the last surviving Insured; and
  we have not paid the proceeds to the beneficiary within this 15-day period.

CHANGES IN DEATH BENEFIT

EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT

If investment performance is favorable, the amount of the Death Proceeds may increase. The impact of investment performance will vary depending upon which Coverage Option applies:

  Under Option A, the Death Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all.;
  Option B provides a Death Benefit that varies directly with the investment performance of the Contract Value;
  Option L provides a Death Benefit pattern that can be level for several years and then can increase at a particular time that you choose.

CHANGES IN COVERAGE OPTION

We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Total Sum Insured be at least $200,000 and the Specified Amount to be at least $100,000. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

If the Coverage Option is Option B or Option L, it may be changed to Option A. The Total Sum Insured will not change. The effective date of change will be the Monthly Anniversary Day following the date we receive and approve your application for change.

If the Coverage Option is Option A or Option B you may not change it to Option L. Coverage Option L is only available at issue, so no changes to Option L are allowed.

If the Coverage Option is Option A or Option L, you may change it to Option B subject to satisfactory evidence of insurability. This change will decrease the Total Sum Insured. The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000.

If the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.

We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.

Changes in the Coverage Option may have tax consequences. You should consult a tax adviser before changing the Coverage Option.

INCREASES IN THE ADDITIONAL INSURANCE AMOUNT

You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request. The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount. This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

           Scheduled Increases. Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase. Available percentage increases range from 0-25% of the Additional Insurance Amount. We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs. Available amounts for a flat amount increase range from 0-25% of the Additional Insurance Amount at issue. The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.

           Unscheduled Increases. You may request increases to the Additional Insurance Amount other than the scheduled annual increases available at issue. We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period. The following requirements apply for an unscheduled increase:

  you must submit an application for the increase;
  we may require satisfactory evidence of insurability;
  any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;
  the Insureds' attained Age must be less than the current maximum issue Age for the Contracts, as we determine from time to time;
  a change in Planned Premiums may be advisable;
  the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
  if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.

For both a scheduled and unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay the Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option. (See "Guaranteed Minimum Death Benefit Option", page 32.) Any increase in the Additional Insurance Amount will not effect the surrender charge or the Guaranteed Monthly Premium. Increases in the Additional Insurance Amount may have tax consequences. You should consult a tax adviser before increasing the Additional Insurance Amount.

DECREASES IN TOTAL SUM INSURED

You may request a decrease in the Total Sum Insured. When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining. Then we will reduce the Specified Amount. If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount. Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured. (See "Partial Surrenders", page 36.)

We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.

We require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000. You must provide Written Notice of your request to decrease your Total Sum Insured. The effective date of the decrease will be the Monthly Anniversary Day following the date we receive your application.

Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges. A decrease in the Total Sum Insured will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium or Guaranteed Minimum Death Benefit Option Premium. (See "Surrender Charge", page 21.)

A decrease in the Total Sum Insured may have adverse tax consequences. You should consult a tax adviser before decreasing the Total Sum Insured.

SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application. You may change the Beneficiary in accordance with the terms of the Contract. If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary's consent to change the Beneficiary. The Primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract. If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Proceeds. If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract while the Insured is living by submitting a Written Request to us. You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us. (See “Telephone, Facsimile, Electronic Mail and Internet Authorizations,” page 41.) The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date your request is received and approved. We will send Loan Proceeds to you, usually within seven calendar days. (See “Payment of Proceeds,” page 38.)

           Interest. We will charge interest on any Loan Balance at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you don't pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.

           Loan Collateral. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you don't specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan. On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on Loan Balance and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

           Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan is available. It is called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less Premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain. You should consult a tax adviser if you are considering taking out a preferred loan.

           Loan Repayment. You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10.00. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will be credit it as a Premium. (Premium expense charges do not apply to loan repayments, unlike unscheduled Premiums.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.

           Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "TAX CONSIDERATIONS," page 38, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct any Loan Balance from any Death Benefit Proceeds. (See "Amount of Death Proceeds," page 31.)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge. We will send you notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. (See “Premium Payments to Prevent Lapse,” page 28.)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. A surrender charge may apply. (See "Surrender Charge", page 32) We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See "Payment of Proceeds", page 38.) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See "Payment Options", page 37.) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to reinstate it later. Surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS", page 38.)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below. You may submit a Written Request or make your request by telephone if you have provided proper authorization to us, and we will assess a partial surrender fee. (See “Partial Surrender Fee,” page 22 and “Telephone, Facsimile, Electronic Mail and Internet Authorizations,” page 41) We will deduct this charge from your Contract Value along with the amount requested to be surrendered. Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount (including the partial surrender fee) may not exceed the Cash Surrender Value, less $300. If you make your request by telephone, the partial surrender amount (including the partial surrender fee) must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.

Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS", page 38.)

If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount. We will reduce the Total Sum Insured by the partial surrender amount (including the partial surrender fee) minus the excess, if any, of the Death Benefit over the Total Sum Insured at the time you make the partial surrender. If the partial surrender amount (including the partial surrender fee) is less than the excess of the Death Benefit over the Total Sum Insured, we will not reduce the Total Sum Insured. If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount and the partial surrender fee.

We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.

We will process partial surrender requests as of the date we receive your Written Request or request by telephone. Generally we will make payment within seven calendar days. (See "Payment of Proceeds", page 38.)

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive proceeds payable. Payment options are available for use with various types of proceeds, such as surrender or death. We summarize these payment options below. All of these options are forms of fixed benefit annuities which do not vary with the investment performance of a separate account.

You may apply proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

           Option 1: Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the proceeds and any unpaid interest in full at any time.

           Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

           Option 3: Installments For a Specified Period. We pay proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

           Option 4: Life Income. We will pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the proceeds applied.

           Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

           Minimum Amounts. We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

           Choice of Options You may choose an option by written notice during the Insureds' lifetimes. If a payment option is not in effect at the last surviving Insured's death, the beneficiary may make a choice. Even if the death benefit under the Contract is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Proceeds as of the date of the last surviving Insured's death. But, we determine the amount of all other proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

  the New York Stock Exchange is closed for other than a regular holiday or weekend;
  trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or
  the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

If payment is not made within 30 days after receipt of all documents required for such a payment, we will add interest to the amount paid from the date of receipt of all required documents at 4% or such higher rate required for a particular state

           Generations Legacy Account. We will pay Death Proceeds through Kansas City Life's Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. We will forward a checkbook to the Owner or beneficiary within 7 calendar days of a scheduled payout. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or Beneficiary (whichever applicable) has immediate and full access to proceeds by writing a check on the account. We pay interest on Death Proceeds from the date of death to the date the Generations Legacy Account is opened. Generations Bank is a member of the Federal Deposit Insurance Corporation (FDIC). Each account is insured up to the limit established by the FDIC.

We will pay Death Proceeds through the Generations Legacy Account when the proceeds are paid to an individual.

REINSTATEMENT OF CONTRACT

If your Contract lapses, you may reinstate it within two years (or such longer period if required by state law) after lapse. This reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability. See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to certain features of the Contract is limited. Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements. There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we have the right to restrict Contract transactions as necessary in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate Premiums and Contract Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Variable Account assets, we have the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of a pro rata share of the assets of the Subaccounts.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

           In General. We believe that the Death Benefit under a Contract should be excludable from the gross income of the Beneficiary.

Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract".

           Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Contracts as to premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a MEC. In general a Contract will be classified as a MEC if the amount of premiums paid into the Contract causes the Contract to fail the “7-pay test.” A Contract will fail the 7-pay test if at any time in the first seven Contract years, the amount paid in the Contract exceeds the sum of the level premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

           If there is a reduction in the benefits under the Contract at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Contract had originally been issued at the reduced face amount. If there is a “material change” in the Contract’s benefits or other terms, the Contract may have to be retested as if it were a newly issued Contract. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years. To prevent your Contract from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Contract owner should consult a tax advisor to determine whether a Contract transaction will cause the Contract to be classified as a MEC.

           Distributions (Other Than Death Benefits) from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

  All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.
  Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
  A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If the Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner.

This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

           Distributions (Other Than Death Benefits) From Contracts That Are Not Modified Endowment Contracts. Distributions (other than Death Benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans that are outstanding after the first 10 are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

           Investment in the Contract. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

           Contract Loans. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly. If a Contract is surrendered or lapses with a Contract loan outstanding, the outstanding Loan Balance will be treated as distributed to the Owner and taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

           Withholding. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

           Multiple Contracts. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

           Continuation of the Contract Beyond Age 100. The tax consequences of continuing the Contract beyond the younger Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the younger Insured's 100th year.

           Business Uses of the Contracts. The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

           Other Tax Considerations. The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of Proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

           Contract Split Option. The Contract split option rider permits a Contract to split into two individual Contracts. It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts. A tax advisor should be consulted before exercising the Contract Split Option.

           New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Contract for a split dollar insurance plan.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

           Alternative Minimum Tax. There may also be an indirect tax upon the income in the Contract or the proceeds of a Contract under the Federal corporate alternative minimum tax, if the owner is subject to that tax.

OUR INCOME TAXES

At the present time, we make no charge for any Federal, state or local taxes (other than the Premium expense charge) that we incur that may be attributable to the Subaccounts or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with Sunset Financial Services, Inc. (“Sunset Financial”) for the distribution and sale of the Contracts. Sunset Financial is affiliated with us. Sunset Financial sells the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers who in turn may sell the Contracts through their sales representatives.

We pay commissions for the sale of the Contracts. Sunset Financial may pay registered representatives commissions on a Contract they sell based on the Premiums paid. The maximum first year commission that may be paid is 85% of a portion of the Premium payment. The maximum commissions payable for sales through Sunset Financial’s sales representatives are: 70% of premiums up to the target premium and 2% of premiums above that amount paid in the first Contract year; 2% of target premium in Contract years 2 through 7; and 2% of target premium paid thereafter. When policies are sold through other broker dealers that have entered into selling agreements with Sunset Financial Services, the commission paid to such broker dealers on behalf of their representatives will not exceed the amounts described above payable by Sunset Financial to its representatives. For each premium received following an increase in Specified Amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding Contract year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors. Sunset Financial and other selling broker-dealers will share commissions and additional amounts received for sales of the Contracts with their sales representatives involved in the sales in accordance with their rules and policies for compensating sales representatives.

Also, Sunset Financial receives 0.25% quarterly in the form of 12b-1 fees from American Century, Federated Insurance, Franklin Templeton Fund and Seligman. Class 2 shares of the Franklin Templeton Fund have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

  transfer of Contract Value;
  change in Premium allocation;
  change in dollar cost averaging;
  change in portfolio rebalancing; or
  Contract loan

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received before 3:00 CST at customerservice@kclife.com will be processed on the applicable Valuation Day. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Request can also be made by accessing your account on the Internet at www.kclife.com. Changes will be processed on the applicable Valuation Day. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made with in 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include, verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or internet connection, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION

We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.

FINANCIAL STATEMENTS

Kansas city Life's financial statements and the financial statements for the variable account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The financial statements for the Variable Account can also be viewed at www.kclife.com.

  statement of net assets of the Variable Account as of December 31, 2001, and related statement of operations and changes in net assets for each of the years in the three-year period ended December 31, 2001.
                                                              APPENDIX A
                                    Surrender Charge Percentages of Initial Surrender Charge Factor

                                        Surrender Charge Percentages of Initial Surrender
                                                Charge Factors End of Policy Year
                                                Do not grade between Years 10-11
                                                        Year

                                                          1              100%
                                                          2               87%
                                                          3               79%
                                                          4               70%
                                                          5               60%
                                                          6               50%
                                                          7               40%
                                                          8               30%
                                                          9               20%
                                                         10               10%
                                                         11+               0%

DEFINITIONS
Accumulation Unit                       An  accounting  unit used to  measure  the net  investment  results  of each of the
                                        Subaccounts.
Additional Insurance Amount             The  amount  of  insurance  coverage  under the  Contract  which is not part of the
                                        Specified Amount.  The Guaranteed  Minimum Death Benefit Option,  if elected,  does not guarantee the Additional Insurance Amount.
Age                                     The age of each  Insured on their last  birthday as of each  Contract  Anniversary.
                                        The Contract is issued at the Age shown in the Contract.
Allocation Date                         The date we apply the initial  Premium to your  Contract.  We allocate this Premium to the  Federated  Prime  Money  Fund II  Subaccount  where it  remains  until  the
                                        Reallocation  Date.  The  Allocation  Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.
Beneficiary                             The person you have designated to receive any proceeds  payable at the death of the last surviving Insured.
Cash Surrender Value                    The Contract Value less any applicable surrender charge and any Loan Balance.
Contract Anniversary                    The same day and month as the Contract Date each year that the Contract  remains in force.
Contract Date                           The date on which coverage takes effect.  Contract Months,  Years and Anniversaries are measured from the Contract Date.
Contract Value                          Measure of the value in your Contract.  It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.
Contract Year                           Any  period  of twelve  months  starting  with the  Contract  Date or any  Contract
                                        Anniversary.
Corridor Death Benefit                  A Death  Benefit under the Contract  designed to ensure that in certain  situations the Contract will not be  disqualified  as a life insurance  contract under Section
                                        7702 of the  Internal  Revenue  Code,  as amended.  The Corridor  Death  Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.
Coverage Options                        Death Benefit options  available which affect the calculation of the Death Benefit.
                                        Three coverage options (A, B or L) are available.
Death Proceeds                          The amount of proceeds payable upon the death of the last surviving Insured.
Fixed Account Value                     Measure of value accumulating in the Fixed Account.
Grace Period                            A 61-day  period we provide when there is  insufficient  value in your Contract and at the  end of  which  the  Contract  will  terminate  unless  you  pay  sufficient additional  Premium.  This  period  of time  gives  you the  chance  to pay  enough
                                        Premiums to keep your Contract in force.
Guaranteed Minimum Death Benefit        An optional  benefit,  available  only at issue of the  Contract.  If  elected,  it
Option                                  guarantees  payment of the Specified  Amount less the Loan Balance and any past due charges  upon the  death  of the  last  surviving  Insured,  provided  you meet the
                                        Guaranteed Minimum Death Benefit Option Premium requirement.
Guaranteed Minimum Death Benefit        The  amount we require to  guarantee  that the  Guaranteed  Minimum  Death  Benefit
Option Premium                          Option remains in effect.
Guaranteed Monthly Premium              A Premium  amount  which when paid  guarantees  that your  Contract  will not lapse during the Guaranteed Payment Period.
Guaranteed Payment Period               The period of time during which we guarantee  that your  Contract will not lapse if you pay the Guaranteed Monthly Premiums.
Home Office                             P.O. Box 219364, Kansas City, Missouri 64121-9364
Insureds                                The two persons whose lives we insure under the Contract.
Lapse                                   Termination of the Contract  because there is not enough value in the Contract when the Grace Period ends.
Loan Account                            The Loan  Account is used to track loan  amounts and accrued  interest on the loan.
                                        It is part of the Fixed Account.
Loan Account Value                      Measure of the amount of Contract Value assigned to the Loan Account.
Loan Balance                            The sum of all outstanding Contract loans plus accrued interest.
Maturity Date                           The date when Death Benefit  coverage  terminates and we pay you any Cash Surrender
                                        Value.
Monthly Anniversary Day                 The day of each  month as of which we make the  Monthly  Deduction.  It is the same day of each  month as the  Contract  Date,  or the last day of the  month for those months not having such a day.
Monthly Deduction                       The amount we deduct from the Contract  Value to pay the cost of insurance  charge, monthly expense  charges,  any applicable  Guaranteed  Minimum Death Benefit Option charge,  and any charges for optional  benefits and/or riders.  We make the Monthly
                                        Deduction as of each Monthly Anniversary Day.
Net Investment Factor                   An index used to measure  Subaccount  performance.  We describe  calculation of the
                                        Net Investment Factor on page 30.
Owner, You, Your                        The person entitled to exercise all rights and privileges of the Contract.
Planned Premiums                        The amount and frequency of Premiums you chose to pay in your last  instructions to
                                        us.  This is the  amount  we will  bill  you.  It is  only  an  indication  of your preferences of future Premiums.
Premium Expense Charges                 The  amounts we deduct from each  Premium  which  include the Sales  Charge and the
                                        Premium Tax Charge.
Premium(s)                              The amount you pay to purchase the Contract.  It includes both Planned Premiums and
                                        Unscheduled Premiums.
Proceeds                                The total amount we are obligated to pay.
Reallocation Date                       The date as of which the  Contract  Value we initially  allocated to the  Federated
                                        Prime  Money Fund II  Subaccount  on the  Allocation  Date is  re-allocated  to the
                                        Subaccounts  and/or to the Fixed Account.  We re-allocate  the Contract Value based on  the  Premium  allocation  percentages  you  specify  in  the  application.  The
                                        Reallocation Date is 30 days after the Allocation Date.
Specified Amount                        The Total Sum Insured  less any  Additional  Insurance  Amount  provided  under the
                                        Contract.
Subaccounts                             The divisions of the Variable  Account.  The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.
Subaccount Value                        Measure of the value in a particular Subaccount.
Total Sum Insured                       The sum of the Specified Amount and any Additional  Insurance Amount provided under the  Contract.  This amount does not include any  additional  benefits  provided by riders.
Unscheduled Premium                     Any Premium other than a Planned Premium.
Valuation Day                           Each day the New York Stock Exchange is open for business.
Valuation Period                        The interval of time  beginning at the close of business on one  Valuation  Day and ending at the close of business on the next  Valuation Day. Close of business is at
                                        3 p.m. Central Standard Time.
Variable Account Value                  The  Variable  Account  Value  is equal to the sum of all  Subaccount  Values  of a
                                        Contract.
We, Our, Us, Kansas City Life           Kansas City Life Insurance Company
Written Notice/Written Request          A written notice or written request in a form  satisfactory to us that is signed by the Owner and received at the Home Office.

Statement of Additional Information table of content
GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE                                          3

ADDITIONAL CONTRACT INFORMATION                                                                 3

        Specialized Uses of the Contract                                                        3

        Incontestability                                                                        3

        Suicide Exclusion                                                                       3

        Misstatement of Age or Sex                                                              3

        Assignment                                                                              3

        Reduced Charges for Eligible Groups                                                     3

ADDITIONAL PREMIUM INFORMATION                                                                  4

        Generally                                                                               4

        Planned Premium Payments                                                                4

        Premium Payments to Prevent Lapse                                                       4

UNDERWRITERS                                                                                    4

        Underwriting Requirements                                                               4

        Sales of the Contract                                                                   4

PERFORMANCE DATA                                                                                5

        Yields and Total Returns                                                                5

        Money Market Subaccounts Yields                                                         6

        Total Returns                                                                           7

OTHER INFORMATION                                                                               9

        Resolving Material Conflicts                                                            9

        Minimum Guaranteed and Current Interest Rates                                           9

        Delay of Payment                                                                        9

        Legal Considerations Relating to Sex-Distinct Premiums and Benefits                     9

        Reports to Contract Owners                                                             10

        Experts                                                                                10

        Legal Matters                                                                          10

        Additional Information                                                                 10

        Financial Statements                                                                   10

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life , including more information concerning compensation paid for the sale of Contracts. To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the Contract please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract. Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-9080

Kansas City Life Insurance Company
3520 Broadway
P.O. Box 219364
Kansas City, Missouri 64121-9364
(800) 616-3670

Statement Of Additional Information
Kansas City Life Variable Life Separate Account
Flexible Premium Survivorship Variable Universal Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium survivorship variable universal life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2003.

                                                 STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states, except New Jersey, New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance, investments and banking.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)

INCONTESTABILITY

After the Contract has been in force during the Insureds' lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds' lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insureds' lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

SUICIDE EXCLUSION

If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Indebtedness.

If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Additional Insurance Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and either or both the Insureds' are alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

  the cost of insurance deductions that have been made; and
  the cost of insurance deductions that should have been made.

If after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

  nature of the association and its organizational framework;
  method by which sales will be made to the members of the class;
  facility with which Premiums will be collected from the associated individuals;
  association's capabilities with respect to administrative tasks;
  anticipated persistency of the Contract;
  size of the class of associated individuals;
  number of years the association has been in existence; and
  any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUM PAYMENTS

Each premium after the initial premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a premium payment or the total premium payments paid, as discussed in the Prospectus.

PREMIUM PAYMENTS TO PREVENT LAPSE

Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

a. During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

b. After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITERS

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the 4 risk classes, based on underwriting: Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes. In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class. The available Issue Ages are 20-85 for all rate classes.

  Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco or Standard Tobacco. If an Insured does not qualify as a non-tobacco cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.
  We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions. We also may place an Insured into a substandard risk class permanently. These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALE OF THE CONTRACTS

Sunset Financial Services, Inc. (“Sunset Financial”) is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9364. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. (the “NASD”).

We offer the Contracts to the public on a continuous basis through Sunset Financial. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial offers the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements. Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments.

Commissions paid on the Contract, as well as other incentives or payments, are not charged directly to the Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

----------------- ------------------------------------------- --------------------------------------------------------
Fiscal year       Aggregate Amount of Commissions Paid to     Aggregate Amount of Commissions Retained by Sunset
                  Sunset Financial*                           Financial After Payments to its Registered Persons and
                                                              Other Broker-Dealers
----------------- ------------------------------------------- --------------------------------------------------------
----------------- ------------------------------------------- --------------------------------------------------------
2000              $8,443,878.56                                 $ 206,745.52
-----------------
2001              $4,808,886.11                                 $  46,860.79
-----------------
2002              $2,764,404.00                                 $  52,448.10
----------------- ------------------------------------------- --------------------------------------------------------

* Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts. However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial’s operating and other expenses.

Because sales representatives of Sunset Financial are also insurance agents of Kansas City Life, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help sales representatives qualify for such benefits. Sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Franklin Templeton Fund has adopted a Distribution Plan in connection with its 12b-1 shares and pays Sunset Financial for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with Sunset Financial. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under an agreement with the Franklin Templeton Fund. Under the Distribution Plan 0.25% is paid to Sunset Financial for its distribution-related services and expenses under this Agreement. The adviser for certain of the funds may, from time to time use its management fee revenue, as well as its past profits or other resources as may be permitted by regulatory rules, to make payments for distribution services to Sunset Financial, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of Contract Values, Cash Surrender Values and Death Benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

The current yield and effective yield for the Money Market Subaccount for the seven days ended December 31, 2002 were (-1.48%) and (-1.47%), respectively.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”). However, charges such as cost of insurance charges, which are based on certain factors, such as the Insureds' age, sex, number of completed Contract years, Total Sum Insured, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

The Funds have provided all performance information for the Portfolios, including any Portfolio total value information used to calculate the total returns of the Subaccounts for periods prior to the inception of the Subaccounts. None of the Funds is affiliated with us. While we have no reason to doubt the accuracy of the figures provided by the Funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures.

Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges). Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

The following table shows average annual total return performance information for the Funds for the period ended December 31, 2002, based on the periods that the Funds have been in existence, adjusted to reflect only underlying Fund fees and expenses. If Common Charges and Non-Common Charges were deducted, performance would have been lower. These rates or return are not estimates, projections or guarantees of future performance.

 --------------------------------------------------------------------------------------------------------------------
                  Portfolio                 Inception Date of   For the   For the 5-year    For the   From the date
                                                Portfolio        1-year    period ended     10-year    of Portfolio
                                                                 period      12/31/02    period ended   inception
                                                                 ended                     12/31/02
                                                                12/31/02
 --------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
 MFS® Variable Insurance TrustSM
     MFS Emerging Growth Series                July 25,1995     -34.20%       -4.03%          NA          3.96%
     MFS Research Series                       July 28,1995     -25.08%       -3.47%          NA          3.79%
     MFS Total Return Series                   Jan. 3,1995       -5.77%        4.36%          NA          10.03%
     MFS Utilities Series                      Jan. 3,1995      -23.20%       -1.25%          NA          8.55%
     MFS Strategic Income Series               June 14,1994      7.75%         3.97%          NA          4.08%
     MFS Bond Series                           Oct. 24,1995      8.14%         5.66%          NA          5.85%
 --------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
 American Century® Variable Portfolios
     American Century VP Capital               Nov. 20,1987     -21.69%       -0.72%         2.08%        5.78%
     Appreciation
     American Century VP Income & Growth        Nov.1,1997      -20.11%       -0.85%            NA          0.22%
     American Century VP International          May 1,1994      -20.90%       -2.41%          NA          2.71%
     American Century VP Value                  May 1,1996      -13.17%        3.25%            NA          7.74%
 --------------------------------------------------------------------------------------------------------------------
     American Century VP Ultra                 May 1, 2001      -23.20%         NA            NA         -18.75%
 --------------------------------------------------------------------------------------------------------------------
     American Century VP Inflation            Dec. 31, 2002        NA           NA            NA            NA
     Protection Fund (Class II)
 --------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
 Federated Insurance Series
     Federated American Leaders Fund II        Feb.10,1994      -20.73%       -0.99%          NA          8.22%
     Federated High Income Bond Fund II        March 1,1994      0.76%        -0.97%          NA          3.92%
     Federated Prime Money Fund II             Nov.11,1994       0.77%         3.47%          NA          3.79%
     Federated International Small Company     May 1, 2000      -18.00%         NA            NA         -23.76%
     Fund II
 --------------------------------------------------------------------------------------------------------------------
 Dreyfus Variable Investment Fund
     Appreciation Portfolio                    April 5,1993     -17.24%        1.10%          NA          9.49%
     Developing Leaders Portfolio              Aug. 31,1990     -19.63%       -0.17%        11.87%        23.69%
 --------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
 Dreyfus Stock Index Fund, Inc.               Sept. 29,1989     -22.86%       -1.51%         8.25%        8.56%
 --------------------------------------------------------------------------------------------------------------------
 The Dreyfus Socially Responsible Growth       Oct. 1, 1993     -29.40%       -4.40%          NA          6.40%
 Fund, Inc.
 --------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Series Trust II
     JPMorgan U.S. Large Cap Core Equity       Jan. 3, 1995     -24.74%       -3.40%          NA          6.92%
     Portfolio
     JPMorgan Small Company Portfolio          Jan. 3,1995      -21.15%       -3.06%          NA          6.59%
 --------------------------------------------------------------------------------------------------------------------
     JPMorgan Mid-Cap Value Portfolio          Oct 1, 2001       0.18%          NA            NA          8.94%
 --------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
 Franklin Templeton Variable Insurance
 Products Trust Manager
 --------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
     Templeton Foreign Securities Fund          May 1,1992      -19.09%       -2.63%         7.11%        5.98%
     (Class 2)
     Franklin Small Cap Fund (Class 2)         Nov. 1, 1995     -29.14%       -0.59%          NA          5.67%
     Franklin Real Estate Fund (Class 2)      Jan. 24, 1989      1.43%         1.82%         9.37%        8.94%
     Templeton Developing Markets             March 4, 1996      -0.76%       -6.06%          NA         -10.13%
     Securities Fund (Class 2)
 --------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
 Calamos® Advisors Trust
     Calamos Growth and Income Portfolio        May 1,1999       -4.71%         NA            NA          4.17%
 --------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
 AIM Variable Insurance Funds
     AIM V.I. Dent Demographic Trends Fund    Dec. 29, 1999     -32.64%         NA            NA         -28.10%
     (Series I Shares)
     AIM V.I. New Technology Fund (Series I   Oct. 18, 1993     -45.49%       -14.81%         NA          -1.59%
     Shares)
     AIM V.I. Premier Equity Fund (Series I    May 5, 1993      -30.70%       -2.80%          NA          7.17%
     Shares)
 --------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------
 Seligman Portfolios, Inc.
     Seligman Capital Portfolio (Class 2)     June 21, 1988     -33.57%        0.84%         6.57%        9.10%
     Seligman Communications and              Oct. 11, 1994     -36.65%        0.52%          NA          8.35%
     Information Portfolio (Class 2)
     Seligman Small-Cap Value Portfolio        May 1, 2001      -16.06%         NA            NA          0.81%
     (Class 2)
 --------------------------------------------------------------------------------------------------------------------

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We don't currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes don’t have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

DELAY OF PAYMENT

We reserve the right to delay payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive the request.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS.

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS

KPMG
Suite 1600
1000 Walnut
Kansas City, MO 64106

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002, and the statement of net assets of the Variable Account as of December 31, 2002 and the related statements of operations for the year ended December 31, 2002, the statements of changes in net assets for each of the years in the two-year period ended December 31, 2002, except those individual series operating for portions of such period as disclosed in the financial statements and financial highlights for each of the years in the two-year period ended December 31, 2002, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Mark A. Milton, Senior Vice President and Actuary of Kansas City Life has examined actuarial matters in this Prospectus.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

       FINANCIAL STATEMENTS

The following financial statements for Kansas City Life are included in this Statement of Additional Information:

  consolidated balance sheets as of December 31, 2002 and 2001; and
  related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2002.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

  statement of net assets as of December 31, 2002; and
  related statement of operations for the year ended December 31, 2002, statements of changes in net assets for each of the years in the two-year period ended December 31, 2002, except those individual series operating for portions of such period as disclosed in the financial statements, and financial highlights for each of the years in the two-year period ended December 31, 2002.

Kansas City Life’s financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.